[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
Third Amendment
to the
EXCLUSIVE LICENSE AGREEMENT
between Washington University
and Ocugen, Inc.

This third amendment (“Third Amendment”) to the Exclusive License Agreement, WU reference number A2023-0203, is effective as of June 2, 2025 (“Third Amendment Effective Date”), by and between Washington University (“WU”) and Ocugen, Inc. (“Licensee”). WU and Licensee are referred to herein individually as a “Party” and collectively as the “Parties” of this Third Amendment. Capitalized terms that are not defined herein shall have the meaning ascribed to them in the Agreement (as defined below).

WHEREAS, the Parties made and entered into that certain Exclusive License Agreement, WU reference number A2023-0203, as of September 23, 2022 (as amended by that certain First Amendment to the Exclusive License Agreement, WU reference number A2023-0667, by and between the Parties effective as of January 31, 2023, and as further amended by that certain Second Amendment to the Exclusive License Agreement, WU reference number A2024-0364, by and between the Parties effective as of November 28, 2023, the “Agreement”);

WHEREAS, the Parties wish to amend the Agreement to (i) modify Territory to include Canada and (ii) update Patent Rights under Schedule C; and

WHEREAS, as of the Third Amendment Effective Date, WU has incurred patent application expenses in the amount of $3,037.56 in connection with the prosecution of Canadian patent applications listed in the New Schedule C (as defined below), and Licensee has agreed to reimburse WU for such amount.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, WU and Licensee hereby agree to amend the Agreement in the following manner:

1.Under SUMMARY OF TERMS, the following term shall be amended as follows: “Territory: US, Europe, Japan, South Korea, Australia, China, and Hong Kong” Shall be deleted in its entirety and replaced with the following:
“Territory: US, Europe, Japan, South Korea, Australia, China, Hong Kong, and Canada”

2.Licensee shall pay WU $3,037.56 as reimbursement for patent application expenses incurred by WU as of the Third Amendment Effective Date in connection with the prosecution of Canadian patent applications listed in the New Schedule C. Such payment will be due thirty (30) days after the execution of this Third Amendment.

3.Schedule C of the Agreement is hereby amended by deleting Schedule C in its entirety and replacing it with the following new Schedule C (the “New Schedule C”):

SCHEDULE C
•Patent Rights
[***]
•Tangible Research Property

[***]
•Technical Information

4.Except as expressly provided in this Third Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF the Parties have executed this Third Amendment as of the date of last signature below.

WASHINGTON UNIVERSITY    OCUGEN, INC.

/s/ Nichole R. Mercier    June 26,2025        /s/Shankar Musunuri    6/20/2025
Signature    Date    Signature    Date

Nichole R. Mercier, PhD    Name: Dr. Shankar Musunuri

Asst. Vice Chancellor & Managing Director    Title: Chairman and CEO Office of Technology Management